UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 29, 2004

YAGER/KUESTER PUBLIC FUND LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

North Carolina	0-18444	56-1560476

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 Altura Road, Fort Mill, South Carolina	29708

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (803) 547-9100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 29, 2004, Yager/Kuester Public Fund Limited Partnership (the “Company”) dismissed its certifying accountants, McGladrey & Pullen, LLP. Neither of McGladrey & Pullen, LLP’s reports on the financial statements of the Company for the past two years contained any adverse opinion or disclaimer of opinion, nor was either report modified as to uncertainty, audit scope, or accounting principles. Furthermore, through November 29, 2004 and including all interim periods prior to such date, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The decision to change accountants was recommended and approved by the general partners of the Company.

Exhibit 16: Copy of letter from McGladrey & Pullen, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAGER/KUESTER PUBLIC FUND
LIMITED PARTNERSHIP
(Registrant)

		By:		DRY Limited Partnership,
General Partner of Registrant
			By:	YFP, LLC,
General Partner of DRY

Date:	11/29/04	By:		/s/ Jeffrey S. Yager

Jeffrey S. Yager
Manager of YFP

Date:	11/29/04	By:		/s/ Thomas K. Emery

Thomas K. Emery
(Serving in the function of Principal
Financial Officer of Registrant)